UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2008

Broder Bros., Co.

(Exact name of registrant as specified in its charter)

Michigan	333-110029	38-1911112
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Six Neshaminy Interplex, 6th Floor

Trevose, Pennsylvania 19053

(Address of Principal executive offices, including Zip Code)

(215) 291-6140

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05 Costs Associated with Exit or Disposal Activities

On December 12, 2008, Broder Bros., Co. (the “Company”) announced that it had initiated headcount reductions in anticipation of a further weakening in the U.S. economy. The headcount reductions will result in the elimination of approximately 140 positions in its distribution centers, call centers, management and other corporate functions. The headcount reduction is expected to be completed in the fourth quarter of 2008. The Company expects to recognize restructuring charges for severance and related benefit costs totaling approximately $0.8 million to $1.0 million before income taxes in the fourth quarter of 2008. The cash restructuring charges are expected to be paid beginning in the fourth quarter of 2008 and ending in the second quarter of 2009.

Item 7.01 Regulation FD Disclosure

On December 12, 2008, the Company issued a press release relating to the matters described in this Current Report on Form 8-K. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by this reference. The information contained in the press release filed as Exhibit 99.1 hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and it shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued by Broder Bros., Co. dated December 12, 2008.

All statements, other than statements of historical fact, contained in this report (or incorporated by reference herein) are forward-looking statements within the meaning of the federal securities laws, including statements about the expected impact of the headcount reduction, the timing of the completion of the headcount reduction and the estimated major types of costs related to the headcount reduction. Actual results could differ materially from those expressed or implied by such forward-looking statements as a result of many risks, uncertainties and factors, including, without limitation, general economic conditions; significant competitive activity, including promotional and price competition; changes in customer demand for the Company’s products and the Company’s ability to protect and/or expand customer relationships; and those that are described in our latest annual report on Form 10-K and other subsequent filings with the SEC, all of which are expressly incorporated herein by reference. The Company undertakes no obligation to revise the forward-looking statements included in this press release to reflect any future events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRODER BROS., CO.

/s/ Martin J. Matthews
Date: December 12, 2008	Name: Martin J. Matthews
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Broder Bros., Co. dated December 12, 2008.

4